UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2005

Autobytel Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22239	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed by the Company pursuant to a Current Report on Form 8-K filed with the Securities and Exchange Commission on March 30, 2005, on March 15, 2005, the Company filed with The Nasdaq Stock Market a request to extend the March 16, 2005 deadline to come into full compliance with Nasdaq Marketplace Rule 4310(c)(14) to April 15, 2005. On March 23, 2005, the Company received a notice from The Nasdaq Stock Market indicating that a Nasdaq Listing Qualifications Panel had scheduled a hearing for April 4, 2005 to re-open the record in order to consider the Company’s request to extend the compliance deadline. The Nasdaq Stock Market also indicated that the Company’s securities would remain listed on The Nasdaq National Market only through the April 4, 2005 hearing date and that the Panel would render a determination promptly after the April 4, 2005 hearing. On April 1, 2005, the Company modified its filing with The Nasdaq Stock Market and requested that the deadline be extended to May 15, 2005.

Nasdaq Marketplace Rule 4310(c)(14) requires the Company to make, on a timely basis, all filings with the Securities and Exchange Commission required by the Securities Exchange Act of 1934, as amended. The Company has not yet filed its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2004, its Annual Report on Form 10-K for the fiscal year ended December 31, 2004, or its restated financial statements for the full 2002 fiscal year, the first, second, and third fiscal quarters of 2003, the full 2003 fiscal year, and the first and second fiscal quarters of 2004 (the “Required Filings”).

The Company did not file the Required Filings by the April 4, 2005 hearing and its shares may be delisted at any time. The Company cannot provide any assurance that it will be able to obtain any extension from Nasdaq, or that it will be able to meet any other deadline established by Nasdaq to come into full compliance with Nasdaq Marketplace Rule 4310(c)(14). If the Company does obtain an extension to the deadline to come into full compliance with Nasdaq Marketplace Rule 4310(c)(14), but does not make the Required Filings by such deadline, its shares will immediately be delisted from the Nasdaq National Market.

If the Company’s shares of common stock are delisted from The Nasdaq National Market, they will continue to trade in the over-the-counter market. The Company intends to appeal any decision to delist its shares from The Nasdaq National Market, but cannot provide any assurance that its appeal will be successful. Any such appeal will not stay the decision to delist the Company’s shares.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1    Press Release dated April 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Autobytel Inc.

By:	/s/ Ariel Amir
Ariel Amir, Executive Vice President
and General Counsel

Date: April 6, 2005